ACQUISITION OF TARUS	6 Months Ended
Sep. 30, 2022
Acquisition Of Tarus
ACQUISITION OF TARUS

NOTE 8. ACQUISITION OF TARUS

On July 1, 2022, the Company, its wholly-owned subsidiary, Tarus Acquisition Inc., and Tarus Therapeutics, Inc., a Delaware corporation advancing adenosine receptor agonists for the treatment of solid tumors, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Under the structure of the Merger Agreement, Tarus Therapeutics, Inc. was ultimately merged into a wholly-owned subsidiary of the Company with the surviving entity renamed Tarus Therapeutics, LLC. (“Tarus”). The Tarus merger entitles the Company to the rights, know-how and/or ownership related to the assets developed by Tarus (the “Adenosine Compounds”), including:

1.	All rights and obligations related to the License Agreement between Tarus and Impetis Biosciences Limited, dated October 29, 2019, and the Call Option under the License Agreement, which was exercised on November 5, 2020;

2.	All intellectual property and related documents owned or controlled by Tarus, including issued or pending patents, patent applications and trade secrets. Additionally, any draft submissions and/or correspondence with patent authorities;

3.	All documents and supplies related to Adenosine Compounds including inventory, reagents, data, assays, reports, vendor agreements and other information related to the preclinical development;

4.	All clinical supplies, manufacturing know-how, batch records, regulatory documents pertaining to the Adenosine Compounds, certain reservations for manufacturing campaigns and any related agreements;
5.	All regulatory documents and correspondence pertaining to the Adenosine Compounds;

6.	All Contract Research Organization (“CRO”) agreements and protocol related documents for Adenosine Compounds;

7.	All current documents related to market research, forecasting, budgets and competitive intelligence; and

8.	Rights to the use of Tarus Therapeutics name for regulatory purposes.

As consideration for Tarus, the Company issued to Tarus shareholders an aggregate of 2,425,999 ordinary shares of Portage, calculated on the basis of $18 million divided by the 60-day Volume Weighted Average Price per share. The shares have not been registered with the SEC and are subject to lock-up agreements for terms ranging from six to twelve months. Additionally, milestone payments of up to $32 million in cash or Portage ordinary shares would be triggered upon achievement of future development and sales milestones. As a result of the transaction:

•	The Company also assumed $2 million in short-term debt held by Tarus and deferred license milestones obligations ($1 million plus interest). The short-term debt was repaid by the Company in July 2022.

•	Upon enrolling the first patient in a Phase 2 clinical trial, Portage will pay an additional one-time milestone payment of $15 million. Payment will be in the form of cash or Portage ordinary shares (at the discretion of Portage). The remaining $17 million milestone is based on targeted commercial sales.

In connection with the acquisition of Tarus, the Company performed a fair value analysis of the assets acquired and liabilities assumed. The Company based the analysis on its clinical plan and timing of development events, and the probabilities of success determined primarily based upon empirical third party data and Company experience as well as the relevant cost of capital. In its fair value analysis, the Company used the Multi-Period Excess Earnings Method for PORT-6 and PORT-7 and the Replacement Cost Method for PORT-8 and PORT-9, determined based upon the maturity of the assets and the availability of sufficient data to measure fair value. The Company recorded the shares issued at $17.2 million, which represented the aggregate market value of the shares issued on July 1, 2022. The Company followed the guidance of IAS 3 and IAS 32 and recorded a deferred purchase price payable - Tarus of $8.538 million, which reflected the estimated acquisition date fair value of contractual milestone obligations incurred. The principal assumptions for determining the fair value include the timing of development events, the probabilities of success and the discount rate used. The Company recorded the obligation as a non-current liability, in accordance with the provisions IAS 32 with respect to the classification of financial assets and financial liabilities.

The Company will determine the fair value of the earnout shares at each balance sheet date. Any change to the fair value will be recorded in the Company’s statements of operations and other comprehensive income (loss).

The following table summarizes the preliminary purchase price allocation to the fair value of assets acquired and liabilities assumed for Tarus:

Assets:	(In thousands)
Identifiable intangible assets	$28,598
Goodwill	140
Total Assets	$28,738
Consideration:
Fair value of shares issued	$17,200
Liabilities assumed	3,000
Deferred purchase consideration at fair value	8,538
Total Liabilities	$28,738

Pro forma Information

Summary unaudited pro forma condensed results of operations for the six months ended September 30, 2022 and 2021, assuming the Tarus acquisition had occurred at the beginning of the earliest period presented are as follows:

	For the Six Months Ended September 30,
(In thousands)	2022	2021

Loss from operations	$(7,442)	$(9,023)
Loss before provision for income taxes	$(7,532)	$(8,783)
Net loss and other comprehensive loss	$(2,427)	$(8,201)
Loss per share	$(0.15)	$(0.54)

Summary unaudited pro forma condensed results of operations for the three months ended September 30, 2022 and 2021, assuming the Tarus acquisition had occurred at the beginning of the earliest period presented are as follows:

	For the Three Months Ended September 30,
(In thousands)	2022 (1)	2021

Loss from operations	$(3,653)	$(3,543)
Loss before provision for income taxes	$(3,638)	$(3,595)
Net loss and other comprehensive loss	$(1,085)	$(3,092)
Loss per share	$(0.06)	$(0.20)

(1)	Includes the results of operations of Tarus for the period and, accordingly, there are no pro forma adjustments for the three months ended September 30, 2022.

These pro forma results are not necessarily indicative of what would have occurred if the acquisition had been in effect for the period presented, and they may not be indicative of results expected in the future.